UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2016

GROUPON, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35335	27-0903295
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 West Chicago Avenue, Suite 400 Chicago, Illinois		60654
(Address of principal executive offices)		(Zip Code)

(312) 334-1579

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modifications to Rights of Security Holders

Automatic Conversion of Class A Common Stock and Class B Common Stock

On October 31, 2016, each share of Class A Common Stock, $0.0001 par value per share (the “Class A Common Stock”), and Class B Common Stock, $0.0001 par value per share (the “Class B Common Stock”), of Groupon, Inc. (the “Company”) automatically converted (the “Conversion”) into a single class of Common Stock, $0.0001 par value per share (the “Common Stock”), pursuant to the terms of the Company’s Sixth Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”). In connection with the Conversion, the Company filed a Certificate of Retirement (the “Certificate of Retirement”) with the Secretary of State of the State of Delaware providing that the reissuance of all Class A Common Stock and Class B Common Stock is prohibited, such shares are retired, and upon such retirement, all references to the Class A Common Stock and Class B Common Stock in the Certificate of Incorporation are eliminated. The Company then filed a Restated Certificate of Incorporation, which restates and integrates but does not further amend the provisions of the Certificate of Incorporation, as amended by the Certificate of Retirement (the “Restated Certificate”). Both the Certificate of Retirement and the Restated Certificate were filed with the Secretary of State of the State of Delaware on October 31, 2016 and are now effective.

As a result of the Conversion, each holder of Common Stock is entitled to one vote per share on any matter that is submitted to a vote of stockholders and shall otherwise have the rights conferred by the Delaware General Corporation Law and the Restated Certificate in respect of such shares. In addition, holders of the Common Stock will vote as a single class of stock on any matter that is submitted to a vote of stockholders. Prior to the Conversion, holders of shares of Class B Common Stock were entitled to 150 votes per share, and holders of shares of Class A Common Stock and Class B Common Stock were entitled to vote as separate classes in certain circumstances.

The Conversion has no impact on the economic rights of holders of Common Stock, including with regard to dividends, liquidation rights or redemption, regardless of whether such holders previously held shares of Class A Common Stock or Class B Common Stock.

On November 1, 2016, all shares of Common Stock will begin trading as a single class on the Nasdaq Global Select Market under the Company’s existing ticker symbol, “GRPN.” The CUSIP number of the Common Stock is the same as the CUSIP number of the former Class A Common Stock, 399473107.

The description of our Common Stock is not complete and is qualified in its entirety by reference to the Certificate of Retirement and Restated Certificate, which are filed as Exhibits 3.1 and 3.2, respectively, of this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers

Effective October 31, 2016, the Company amended the definition of “Shares” under the Groupon, Inc. 2011 Incentive Plan (as amended, the “Plan”) to reflect that “Shares” under the Plan means shares of Common Stock as a result of the Conversion. No other amendments were made to the Plan as a result of the Conversion.

The description of the Plan is not complete and is qualified in its entirety to the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information contained in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

3.1

Certificate of Retirement of Class A Common Stock and Class B Common Stock of Groupon, Inc. (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form 8-A/A filed by Groupon, Inc. on October 31, 2016).

3.2	Restated Certificate of Incorporation of Groupon, Inc. (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form 8-A/A filed by Groupon, Inc. on October 31, 2016).

4.1	Specimen Stock Certificate of Common Stock (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form 8-A/A filed by Groupon, Inc. on October 31, 2016).

10.1	Groupon, Inc. 2011 Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.

Dated: October 31, 2016	By:	/s/ Michael Randolfi
	Name:	Michael Randolfi
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1

Certificate of Retirement of Class A Common Stock and Class B Common Stock of Groupon, Inc. (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form 8-A/A filed by Groupon, Inc. on October 31, 2016).

3.2	Restated Certificate of Incorporation of Groupon, Inc. (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form 8-A/A filed by Groupon, Inc. on October 31, 2016).

4.1	Specimen Stock Certificate of Common Stock (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form 8-A/A filed by Groupon, Inc. on October 31, 2016).

10.1	Groupon, Inc. 2011 Incentive Plan, as amended.